EXHIBIT 10.12

                         DEFERRED COMPENSATION AGREEMENT

This Deferred Compensation Agreement (the "Agreement") is by and between Castle Dental Centers, Inc., a Delaware corporation (the "Company"),and Jack H. Castle, D.D.S. ("Castle"), who agree as follows:

        1. INTRODUCTION. Prior to the date of this Agreement, Castle was employed by the Company and its predecessors in various capacities for a period of over __ years prior to his retirement in 1995. In recognition of his profound and continuing contributions to and for the benefit of the Company, the Company has agreed to enter into this Agreement providing for the payment of the deferred compensation contemplated hereby.

        2. PAYMENT OF DEFERRED COMPENSATION.

                (a) The Company hereby agrees to pay to Castle or his heirs, executors, successors or assigns, the sum of $2,630,000, payable as provided herein. Commencing on the last day of March 1996, and continuing thereafter on the last day of each calendar quarter until December 31, 2000, the Company agrees to pay to Castle, or his heirs, executors, successors or assigns (hereinafter called a "Castle Party") quarterly payments in the amount of $131,500, without any deduction or withholding whatsoever. Castle and the Company agree that the payments made hereunder are by way of compensation to Castle, and that the Company is entitled to record such payments to Castle in such manner. Upon the failure of the Company to pay any amounts when due to Castle hereunder, Castle shall have the right to accelerate all of the obligations of the Company hereunder, without notice, to the fullest extent permitted by applicable law, including, without limitation, notice of intent to accelerate and notice of acceleration.

                (b) It is understood and agreed that payment and performance of this Agreement and all indebtedness evidenced hereby is hereby made expressly subordinate and junior in right of payment to the prior payment and performance of all indebtedness, obligations and liabilities of the Company now or hereafter existing under or in connection with that certain Credit Agreement dated as of December 18, 1995, by and between the Company, NationsBank of Texas, N.A. ("NationsBank"), as Lender (as the same may hereafter be amended, restated, renewed or extended hereinafter call the "Credit Agreement"), including, without limitation, such indebtedness obligations and liabilities out of, pursuant to or evidenced by (i) the Revolving Credit Note being that certain promissory note dated December 18, 1995, in the principal amount of $3,000,000 made by Company under the Credit Agreement payable to NationsBank, as therein provide, (ii) the Term Note being that certain promissory note dated December ___, 1995, in the principal amount of $6,000,000 made by the Company under the Credit Agreement payable to NationsBank, as therein provided,
                (iii) any and all renewals, extensions for any period, rearrangements, increases and/or modifications of either of the aforesaid notes (hereinafter called the "NB Notes"), and (iv) any and all other loan documents or other documents executed in connection with or as security for the Credit Agreement or the NB Notes (hereinafter called the "Senior Debt") as follows:

                        (i) No payment or prepayment of any sum under this
                Agreement shall be made, if at the time of such payment, prepayment, or immediately after giving effect thereto (a) there shall exist a default in the payment or prepayment, or immediately after giving effect thereto (a) there shall exist a default in the payment or prepayment of the principal or interest with respect to any of the Senior Debt or (b) there shall have occurred an Event of Default, as defined in the Credit Agreement (other than an Event of Default in the payment of prepayment of principal or interest with respect to any of the Senior Debt) permitting the holder or holders of any of the Senior Debt to accelerate the maturity thereof (with notice, lapse of time, or both) and such Event of Default shall not have been cured or waived;

                        (ii) In the event of any insolvency or bankruptcy
                proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of the Senior Debt shall be entitled to receive payment in full of all principal, interest and other sums owing in connection with the Senior Debt (including interest thereon and costs and expenses accruing after the commencement of any such proceedings) before any Castle Party is entitled to receive any payment on account of this Agreement, and to that end the holders of Senior Debt shall be entitled to receive distributions of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of this Agreement, except for distributions in form of securities which are subordinated and junior in right of payment to the payment of the Senior Debt then outstanding and which have no shorter maturity or greater cost to the Company than this Agreement;

                        (iii) In the event that sums owing under this Agreement
                are declared due and payable before their expressed maturity because of the occurrence of an event of default (under circumstances when the provisions of the foregoing paragraphs
                (i) or (ii) are not applicable), the holders of the Senior Debt outstanding at the time this Agreement so becomes due and payable because of such occurrence of such an event of default shall be entitled to receive payment in full of all principal, interest and other sums outstanding in connection with the Senior Debt before any Castle Party is entitled to receive any payment on account of this Agreement;

                        (iv) In the event that, notwithstanding the occurrence
                of any of the events described in paragraphs (i), (ii), and
                (iii), and such payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by any Castle Party before the Senior Debt is paid in full, or provision made for such payment in accordance with the terms of the Senior Debt, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holder of the Senior Debt for the pro rata distribution and application to the payment of the Senior Debt remaining unpaid to the extent necessary to pay the Senior Debt in full, including principal and interest thereon and other sums owing in connection therewith, in accordance with its terms, after giving effect to any concurrent payment or distribution to the holders of the Senior Debt; and

                        (v) No holder of Senior Debt shall be prejudiced in its
                right to enforce subordination of this Agreement by any act or failure to act on the part of the Company; PROVIDED that the foregoing provisions are solely for the purpose of defining the relative rights of the holders of Senior Debt, on the one hand, and a Castle Party, on the other hand, and that nothing herein shall impair, as between the Company and such Castle Party, the obligation of the Company, which is unconditional and absolute, to pay to such Castle Party in accordance with the terms hereof, provided, however, such Castle Party agrees that it will not commence any action or proceeding against the Company to recover all or any part of any sums due hereunder or join with any other creditor, unless NationsBank shall also join, in bringing any such proceedings against the Company including, without limitation, under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government unless and until all Senior Debt shall have been paid in full.

                        (vi) In the event of any receivership, insolvency,
                bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt, whether or not pursuant to bankruptcy laws, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, any Castle Party will at the request of any holder of the Senior Debt file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligation of the Company in respect of this Agreement and will hold in trust for the holders of the Senior Debt and payover to the holders of the Senior Debt, in the form received (together with any necessary endorsement), to be distributed and applied pro rata on the Senior Debt, any and all monies, dividends or other assets received in any such proceedings on account of this Agreement unless and until all the Senior Debt shall be paid in full. In the event that any Castle Party shall fail to take any such action requested by any holder of the Senior Debt, any holder of the Senior Debt, may, as attorney-in-fact for such Castle Party to take such action on behalf of such Castle Party, and such Castle Party hereby appoints each of the holders of the Senior Debt as attorney-in-fact (act with power and authority to act alone) for such Castle Party to demand, sue for, collect and receive any and all such monies, dividends or other assets and give acquittance therefore and to file any claim, proof of claim, proof of interest or other instrument of similar character and to take such other proceedings in the name of the holders of the Senior Debt or in the name of such Castle Party as the holders of the Senior Debt may deem necessary or advisable for the enforcement thereof; and such Castle Party will execute and deliver to the holders of the Senior Debt such other and further powers of attorney or other instruments as any holder of the Senior Debt may request in order to accomplish the foregoing.

                        (vii) The holders of the Senior Debt shall have no duty
                or obligation to any Castle Party in any manner whatsoever and may, at any time and from time to time in their sole discretion, without the consent of or notice to such Castle Party and without impairing or releasing any rights of the holders of the Senior Debt or any of the obligations of such Castle Party hereunder, take any or all of the following actions:

                                (a) change the amount, manner, place, terms of
                        payment or interest rate, change or extend the time of payment of, or renew or alter, any of the Senior Debt, or amend or supplement or waive any of the terms of any instrument or agreement now or hereafter executed pursuant to which any of the Senior Debt is issued or incurred;

                                (b) sell, exchange, release, surrender, relend,
                        realize upon or otherwise deal with in any manner and in any order any property (or the income, revenues, profits or proceeds therefrom) by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt;

                                (c) release any person liable in any manner for
                        the payment or collection of the Senior Debt;

                                (d) exercise or refrain from exercising any
                        rights and remedies against the Company or others or otherwise act or refrain from acting or, for any reason fail to file, record or otherwise perfect any security interest in or lien on any property of the Company or any other person;

                                (e) apply any sums received by the holders of
                        the Senior Debt, by whomsoever paid and however realized, to payment of the Senior Debt in such manner as the holders of the Senior Debt, in their sole discretion, may deem appropriate;

                                (f) sell, exchange, release, surrender, relend,
                        realize upon or otherwise deal with in any manner and in any order any property (or the income, revenues, profits or proceeds therefrom) by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt;

                        (viii) Each Castle Party agrees to execute any and all
                other instruments, if any, deemed necessary by the holders of the Senior Debt to subordinate this Agreement to the Senior Debt as herein provided.

        No supplement, amendment, modification or other instrument in any way amending or modifying this Agreement shall directly or indirectly amend or modify the provisions of this Agreement relating to the subordination of this Agreement to the Senior Debt in any manner which might terminate or impair the subordination as herein provided. Each Castle Party acknowledges that in connection herewith the Company is entering into the Credit Agreement pursuant to which NationsBank now or in the future may become a lender to the Company and holder of Senior Debt. The provisions hereof are for the benefit of and may be enforced (and waived, if expressly done so in writing) by NationsBank and other holders of Senior Debt and their respective successors and assigns.

                (c) It is understood and agreed that payment and performance of this Agreement and all indebtedness evidenced hereby is hereby made expressly subordinate and junior in right of payment to the prior payment and performance of all indebtedness, obligations and liabilities of the Company now or hereafter existing under or in connection with that certain Securities Purchase Agreement dated as of December 18, 1995, by and among the Company, Jack H. Castle, D.D.S., P.C., JHCDDS, Inc. and the Investors named therein (the "Investors") (as the same may hereafter be amended, restated, renewed or extended hereinafter call the "Securities Purchase Agreement"), including, without limitation, such indebtedness obligations and liabilities out of, pursuant to or evidenced by (i) Senior Subordinated Notes issued pursuant to the Security Purchase Agreement and described therein; (ii) any and all renewals, extensions for any period, rearrangements, increases and/or modifications of any of the aforesaid notes (hereinafter called the "Investor Notes"), and (iii) any and all other loan documents or other documents executed in connection with or as security for the Securities Purchase Agreement or the Investor Notes (hereinafter called the "Senior Subordinated Debt") as follows:

                        (i) No payment or prepayment of any sum under this
                Agreement shall be made, if at the time of such payment, prepayment, or immediately after giving effect thereto (a) there shall exist a default in the payment or prepayment, or immediately after giving effect thereto (a) there shall exist a default in the payment or prepayment of the principal or interest with respect to any of the Senior Subordinated Debt or
                (b) there shall have occurred an Event of Default, as defined in the Securities Purchase Agreement (other than an Event of Default in the payment of prepayment of principal or interest with respect to any of the Senior Subordinated Debt) permitting the holder or holders of any of the Senior Subordinated Debt to accelerate the maturity thereof (with notice, lapse of time, or both) and such Event of Default shall not have been cured or waived;

                        (ii) In the event of any insolvency or bankruptcy
                proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of the Senior Subordinated Debt shall be entitled to receive payment in full of all principal, interest and other sums owing in connection with the Senior Subordinated Debt (including interest thereon and costs and expenses accruing after the commencement of any such proceedings) before any Castle Party is entitled to receive any payment on account of this Agreement, and to that end the holders of Senior Subordinated Debt shall be entitled to receive distributions of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of this Agreement, except for distributions in form of securities which are subordinated and junior in right of payment to the payment of the Senior Subordinated Debt then outstanding and which have no shorter maturity or greater cost to the Company than this Agreement;

                        (iii) In the event that sums owing under this Agreement
                are declared due and payable before their expressed maturity because of the occurrence of an event of default (under circumstances when the provisions of the foregoing paragraphs
                (i) or (ii) are not applicable), the holders of the Senior Subordinated Debt outstanding at the time this Agreement so becomes due and payable because of such occurrence of such an event of default shall be entitled to receive payment in full of all principal, interest and other sums outstanding in connection with the Senior Subordinated Debt before any Castle Party is entitled to receive any payment on account of this Agreement;

                        (iv) In the event that, notwithstanding the occurrence
                of any of the events described in paragraphs (i), (ii), and
                (iii), and such payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by any Castle Party before the Senior Subordinated Debt is paid in full, or provision made for such payment in accordance with the terms of the Senior Subordinated Debt, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holder of the Senior Subordinated Debt for the pro rata distribution and application to the payment of the Senior Subordinated Debt remaining unpaid to the extent necessary to pay the Senior Subordinated Debt in full, including principal and interest thereon and other sums owing in connection therewith, in accordance with its terms, after giving effect to any concurrent payment or distribution to the holders of the Senior Subordinated Debt; and

                        (v) No holder of Senior Subordinated Debt shall be
                prejudiced in its right to enforce subordination of this Agreement by any act or failure to act on the part of the Company; PROVIDED that the foregoing provisions are solely for the purpose of defining the relative rights of the holders of Senior Subordinated Debt, on the one hand, and a Castle Party, on the other hand, and that nothing herein shall impair, as between the Company and such Castle Party, the obligation of the Company, which is unconditional and absolute, to pay to such Castle Party in accordance with the terms hereof, provided, however, such Castle Party agrees that it will not commence any action or proceeding against the Company to recover all or any part of any sums due hereunder or join with any other creditor, unless the Investors shall also join, in bringing any such proceedings against the Company including, without limitation, under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government unless and until all Senior Subordinated Debt shall have been paid in full.

                        (vi) In the event of any receivership, insolvency,
                bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt, whether or not pursuant to bankruptcy laws, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshalling of the assets and liabilities of the Company, any Castle Party will at the request of any holder of the Senior Subordinated Debt file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligation of the Company in respect of this Agreement and will hold in trust for the holders of the Senior Subordinated Debt and payover to the holders of the Senior Subordinated Debt, in the form received (together with any necessary endorsement), to be distributed and applied pro rata on the Senior Subordinated Debt, any and all monies, dividends or other assets received in any such proceedings on account of this Agreement unless, and until all the Senior Subordinated Debt shall be paid in full. In the event that any Castle Party shall fail to take any such action requested by any holder of the Senior Subordinated Debt, any holder of the Senior Subordinated Debt, may, as attorney-in-fact for such Castle Party to take such action on behalf of such Castle Party, and such Castle Party hereby appoints each of the holders of the Senior Subordinated Debt as attorney-in-fact (act with power and authority to act alone) for such Castle Party to demand, sue for, collect and receive any and all such monies, dividends or other assets and give acquittance therefore and to file any claim, proof of claim, proof of interest or other instrument of similar character and to take such other proceedings in the name of the holders of the Senior Subordinated Debt or in the name of such Castle Party as the holders of the Senior Subordinated Debt may deem necessary or advisable for the enforcement thereof; and such Castle Party will execute and deliver to the holders of the Senior Subordinated Debt such other and further powers of attorney or other instruments as any holder of the Senior Subordinated Debt may request in order to accomplish the foregoing.

                        (vii) The holders of the Senior Subordinated Debt shall
                have no duty or obligation to any Castle Party in any manner whatsoever and may, at any time and from time to time in their sole discretion, without the consent of or notice to such Castle Party and without impairing or releasing any rights of the holders of the Senior Subordinated Debt or any of the obligations of such Castle Party hereunder, take any or all of the following actions:

                                (a) change the amount, manner, place, terms of
                        payment or interest rate, change or extend the time of payment of, or renew or alter, any of the Senior Subordinated Debt, or amend or supplement or waive any of the terms of any instrument or agreement now or hereafter executed pursuant to which any of the Senior Subordinated Debt is issued or incurred;

                                (b) sell, exchange, release, surrender, relend,
                        realize upon or otherwise deal with in any manner and in any order any property (or the income, revenues, profits or proceeds therefrom) by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Subordinated Debt;

                                (c) release any person liable in any manner for
                        the payment or collection of the Senior Subordinated
                        Debt;

                                (d) exercise or refrain from exercising any
                        rights and remedies against the Company or others or otherwise act or refrain from acting or, for any reason fail to file, record or otherwise perfect any security interest in or lien on any property of the Company or any other person;

                                (e) apply any sums received by the holders of
                        the Senior Subordinated Debt, by whomsoever paid and however realized, to payment of the Senior Subordinated Debt in such manner as the holders of the Senior Subordinated Debt, in their sole discretion, may deem appropriate;

                                (f) sell, exchange, release, surrender, relend,
                        realize upon or otherwise deal with in any manner and in any order any property (or the income, revenues, profits or proceeds therefrom) by whomsoever at any time pleged or mortgaged to secure, or howsoever securing, any Senior Subordinated Debt;

                        (viii) Each Castle Party agrees to execute any and all
                other instruments, if any, deemed necessary by the holders of the Senior Subordinated Debt to subordinate this Agreement to the Senior Subordinated Debt as herein provided.

        No supplement, amendment, modification or other instrument in any way amending or modifying this Agreement shall directly or indirectly amend or modify the provisions of this Agreement relating to the subordination of this Agreement to the Senior Subordinated Debt in any manner which might terminate or impair the subordination as herein provided. Each Castle Party acknowledges that in connection herewith the Company is entering into the Securities Purchase Agreement pursuant to which the Investors now or in the future may become a lender to the Company and a holder of Senior Subordinated Debt. The provisions hereof are for the benefit of and may be enforced (and waived, if expressly done so in writing) by the Investors and other holders of Senior Subordinated Debt and their respective successors and assigns.

        3. BINDING EFFECT. The terms of this Agreement shall be binding on and shall inure to the benefit of the Company, such Castle Party and their respective successors, heirs, executors and assigns. The deferred compensation provided for herein shall be payable irrespective of the death, disability or incapacity of Castle or the loss of his dental license.

        4. EFFECTIVE DATE. The Effective Date of this Agreement shall be December 18, 1995.

                                       CASTLE DENTAL CENTERS, INC.


                                       By
                                          Jack H. Castle, Jr., President



                                       Jack H. Castle, D.D.S.